[LOGO]
 RANDALL CORPORATION
420 South 17th Street
  Ames, Iowa 50010

                                Commercial Lease

This Lease made on the date shown below by and between the Landlord, Randall Corporation, an Iowa Corporation, and the Tenant:

                 BioForce Nanosciences, A Delaware Corporation

If there is more than one Tenant, each shall be jointly and severally liable hereunder and all are collectively referred to as "Tenant".

      1. PREMISES LEASED

        1615 Golden Aspen Drive, Suites 101, 102, 109, Ames, Iowa 50010

Landlord does lease to Tenant and Tenant leases from Landlord that certain space ("premises"), having dimensions of approximately 100 feet in width, 80 feet in depth, and approximately 6,000 square feet total. The location and dimensions of the premises are delineated on Exhibit "A".

      2. TERM, RENT, DEPOSIT

       Date     Lease Begin   Lease End    Monthly Rent   Security Deposit
       ----     -----------   ---------    ------------   ----------------

     11/19/04      2/1/05      1/31/08      $5,250.00           None

      *Holding Over. At this time, in the absence of a written agreement, the term of tenancy shall convert to a month-to-month basis. Tenant agrees to pay Landlord the first Monthly Rent payment on the Beginning Date of the Term of Lease and the same amount per month, in advance, on the first day of each month thereafter, during the term of this Lease, with interest on all delinquent rental from the due date to the date of payment at the maximum allowable rate.

      All sums shall be paid to Landlord at 420 South 17th Street or at such other place as Landlord may direct.

      3. ASSIGNMENT OR SUBLEASE. Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, or encumber this Lease or any interest, and shall not sublet the said Premises or any part, or any right or privilege appurtenant, or allow any other person (the employees, agents, servants and Invitees of Tenant excepted) to occupy or use the said Premises, or any portion, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and at the operation of the Landlord, constitute a default under the terms of this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord a fee of Five Hundred and 00/100(500.00) Dollars, incurred in connection with the processing documents necessary to giving of such consent.

      4. USE. Tenant shall use the Premises for Office/research/manufacturing and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

Uses: Prohibited. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which Is not within the permitted use of the premises which will In any way Increase the existing rate or affect any fire or other insurance upon the building or any of its contents, or cause a cancellation of any insurance policy covering said building. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or Injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

      5. UTILITIES. Utilities shall be furnished and paid for by the party indicated on the following chart:

          Gas    Electricity    Water/Sewer     Garbage    Snow Removal/Lawncare
          ---    -----------    -----------     -------    ---------------------

        Tenant      Tenant         Tenant       Tenant           Landlord


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

      If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to Be determined by the Landlord of all charges jointly metered with other premises.

      6. MANAGER. Randall Corporation, whose address Is 420 south 17th Street, is the agent designated by the owner to manage the premises and to receive and receipt for all notices and demands upon the owner of the premises.

      7.    MAINTENANCE.

            A. Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the premises In good condition and repair (except as provided with respect to Landlord's obligations) including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glass, plumbing, pipes, electrical wiring and conduits, heating and air conditioning system (when there is an air conditioning system). Tenant shall obtain a service contract for repairs and maintenance of said system, said maintenance contract to conform to the requirements under the warranty, if any, on said system. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Any damage to premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

            B. Landlord shall repair and maintain the structural portions of the Building, including the exterior walls and roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees, invitees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements In or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

      8. RULES AND REGULATIONS. All existing rules and regulations concerning the Tenant's use and occupancy of the premises have been furnished to the Tenant in writing by attachment, Exhibit "B', to Tenants copy of this Lease. Additionally, Landlord may, from time to time, and in the manner provided by law, adopt further or amended written rules and regulations concerning the Tenant's use and occupancy of the premises.

      9. ACCESS. Landlord reserves, and shall at any and all times have, the right to enter the Premises to inspect the same, to submit said Premises to perspective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked and further providing that the business of the Tenant shall not be interfered with unreasonably. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or lawful entry Into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

      10. CONSUMER PRICE INDEX (CPI) ADJUSTMENTS. The Monthly Rent as set forth above shall be increased if the Consumer Price Index (CPI) - U.S. City Average-All Urban Consumers (Index) as published by the United States Department of Labor's Bureau of Labor statistics, increases over the base period Index. If the Index for any comparison year is higher than the base period Index, then the minimum rental for the next year shall be increased by the identical percentage commencing with the next rental commencement year. In no event shall the Monthly Rent be less than that set forth above. CPI adjustments shall occur once per year.

      Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner, then Landlord shall adopt a substitute Index or substitute procedure which reasonably reflects and monitors consumer prices.

      11. SECURITY DEPOSIT. Concurrently with Tenants execution of this Lease, Tenant has deposited with Landlord a sum equivalent to one months rent Said sum shall be held by the Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to the payment of the rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount that the Landlord may spend or become obligated to spend by reason of Tenant's defaults, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is used or applied, Tenant shall within five (5) days after written demand therefore, deposit cash with Landlords in an amount sufficient to restore the security deposit to Its original amount and Tenant's failure to do so shall be a default under this Lease. Tenant shall not be entitled to interest on such a deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance shall be returned to tenant (or, at Landlords option, to the last assignee of Tenant's interest) within thirty (30) days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

      12. [Deleted Text in Original Document]

      13. ALTERATIONS AND ADDITIONS. Tenant shall not make or allow to be made any alterations, additions or improvements to or of the premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting moveable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord given at least thirty
(30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or Improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the premises caused by such removal.

      14. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which the Tenant desires to make, to Insure Landlord against any liability for mechanics' and material-men's liens and to Insure completion of the work.

      15. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other such things done, permitted or suffered by the Tenant In or about the Premises, and further indemnify and hold harmless Landlord against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of the Tenant' and from all costs, attorney's fees, and liabilities Incurred In or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding is brought against the Landlord by reason of such claim. Tenant, as a material part of the consideration to Landlord, hereby waives all claims In respect thereof against Landlord. Tenant shall give prompt notice to Landlord In case of casualty or accidents In the Premises.

      Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, Its agents, servants or employees. Landlord or Its agents shall not be liable for interference with the light, air or for any latent defect In the Premises.


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

      16. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their Insurers to obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

      17. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy on comprehensive public liability insurance insuring Landlord and Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Premises. Such insurance shall be in the amount of not less than $1,000,000.00 for Injury or death of more than one person in any one accident or occurrence and in the amount of not less than $1,000,000.00 for injury or death of one person in any one accident or occurrence.

Such Insurance shall further insure Landlord and Tenant against liability for property damage of at least $1,000,000.00. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this Insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached If Tenant shall fail to procure and maintain insurance, Landlord may, but shall not be required to procure and maintain same, but at the expense of the Tenant. Insurance required hereunder shall be In companies rated A:XII or better In "Best's Key Rating Guide". Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfaction to Landlord. No policy shall be cancelable or subject to reduction of coverage.

      18. PERSONAL PROPERTY TAXES. Tenant shall pay any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold Improvements, equipment, furniture, fixtures and any other personal property located In the premises. In the event any or all of the Tenant's leasehold improvements, furniture, equipment, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord a statement In writing setting forth the amount of such taxes applicable to Tenant's property.

      19. TENANTS DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

            A. The vacating or abandonment of the Premises by Tenant.

            B. The failure by Tenant to make any payment of rent or other payment required to be made by Tenant, as and when due, where such failure shall continue for a period of ten (10) days after written notice by Landlord to Tenant.

            C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in 19.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, that if the nature of Tenant's default Is such that more than thirty (30) days are reasonably required for Its cure, then Tenant shall not be deemed to be in default If Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            D. The making of Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed with sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the premises or of Tenant's interest in this Lease, where possession is not restored to tenant within thirty (30) days; or attachment, execution or other judicial seizure of substantially all of Tenants assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

      20. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice exercise a right or remedy which Landlord may have by reason of such default or breach:

            A. Terminate Tenants right to possession of the Premises by any Lawful means, in which case this Lease shall terminate and Tenant shall Immediately surrender possession of the Premises to the Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default Including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, and reasonable attorney's fees. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate; or

            B. Maintain Tenants right to possession, in which case this lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies as may become due hereunder; or

            C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which Premises are located.

      21. DEFAULT BY LANDLORD. Landlord shall not be In default unless Landlord falls to perform obligations required of Landlord within a reasonable time, but In no event later than thirty (30) days after written notice by Tenant to Landlord specifying Landlord has failed to perform such obligation; provided, that If the nature of Landlord's obligation Is such that more than thirty (30) days are required for performance then Landlord shall not be in default If Landlord commences performance within such thirty (30) days period and thereafter diligently prosecutes the same to completion.


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

      22. RECONSTRUCTION. In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction in the Monthly Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

      In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall repair the same provided the extent of the destruction be less than twenty-five (25%) percent of the full replacement cost of the Premises. In the event, the destruction of the Premises is to an extent of twenty-five (25%) percent or more of the full replacement cost then Landlord shall have the option; (1) to repair to restore such damage, this Lease continuing in full force and effect, but the Monthly Rent to be to be proportionately reduced as hereinabove in this article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire.

      Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this article occurs during the last twenty-four (24) months of the term of this Lease or any extension thereof.

      Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

      23. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within (60) days after said taking, to terminate this Lease upon Thirty
(30) days written notice. If neither less than or more than 25% of the Premises are taken (and either party elects to terminate as herein provided), the Monthly Rent thereafter to be paid shall be equitably reduced. If any part of the property other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at Its option to terminate this Lease upon written notice to Tenant. In the event of any taking appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

      24. PARKING AND COMMON AREAS. Landlord covenants that upon completion of the property an area approximately equal to the common and parking areas as shown on the attached Exhibit "A" shall be at all times available for the nonexclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and location of such parking areas or areas, provided, that anything to the contrary notwithstanding contained in this Article 24 said parking area or areas shall at all times be substantially equal or equivalent to that shown on the attached Exhibit "A".

            A. Prior to the date of Tenants opening for business in the Premises, Landlord shall cause said common and parking area or areas to be graded, surfaced, marked and landscaped at no expense to Tenant.

            B. The Landlord shall keep said automobile parking and common areas in a neat, clean and orderly condition and shall repair any damage to the facilities.

            C. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have use of said common parking and areas during the entire term of the Lease, or any extension thereof, for egress and automobile parking.

      25. GENERAL PROVISIONS.

            (i) Plats and Riders. Clauses, plats, riders and addendums, if any, affixed to this Lease are a part hereof.

            (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver or any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

            (iii) Joint Obligation. If there is more than one Tenant, the obligations hereunder imposed shall be joint and inseverable.

            (iv) Marginal Headings. The marginal headings and article titles to the articles of this Lease are not apart of the Lease and shall have no effect upon the construction or Interpretation of any part hereof.

            (v) Time. Time is of the essence of this Lease and each and all of its provisions In which performance is a factor.

            (vi) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

            (vii) Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

            (viii) Quiet Possession. upon Tenant paying the rent reserved hereunder and observing and performing all covenants, conditions and provisions on Tenant's part to be observed, Tenant shall have quiet possession of the Premises for the entire term, subject to all the provisions of this Lease.

            (ix) Late Charges. Tenant acknowledges that late payment by tenant to Landlord of rent or other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from the Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten percent (10%) of such overdue amount), plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted.

            (x) Prior Agreements. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement In writing signed by the parties or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties.

            (xi) Inability To Perform. This Lease and the obligations of the Tenant shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay Is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

            (xii) Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or Invalidate any other provision hereof and such other provision shall remain In full force and effect.

            (xii) Cumulative Remedies. No remedy or election shall be deemed exclusive but shall be cumulative with all other remedies at law or in equity.

            (xiv) Choice Of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

            (xv) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, Including cost of appeal, if any, in such amount as the court may judge reasonable.

            (xvi) Sale Of Premises By Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is entirely freed and relieved of all liability under any and all of its covenants and obligations contained In or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in Interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

            (xvii) Subordination. Upon request of the Landlord, Tenant will in writing subordinate In its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution, now or hereafter In force against the Premises, and to all advances made or hereafter to be made upon the security thereof. In the event any proceeding are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

      The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not default hereunder, this Lease shall remain in full force and effect for the full term hereof.

            (xviii) Notice. All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, and to the address below, or to such other place as Tenant may from time to time designate In a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the set forth designate in a notice to the Tenant.

            Notice to Landlord at: 420 South 17th Street, Ames, Iowa 500l0

Notice to Tenant at: Aspen Business Park, 1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

            (xix) Tenants Statements. Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified Is in full force and effect, and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord, or specifying such defaults if any are claimed, and
(c) setting forth the date of commencement of rents upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are part.

            (xx) Authority of Tenant. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation.

      26. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Randall Corporation and it knows no other real estate broker or agent who is entitled to a commission In connection with this Lease.

      27. EXHIBIT "A": Premises location and dimensions

      28. EXHIBIT "B": Rules And Regulations

      29. EXHIBIT "C": Common Area Maintenance (CAM) Adjustment

      30. EXHIBIT "D": Finish Out Responsibilities

If this Lease has been filled in, it has been prepared for submission to your attorney for approval. No representation or recommendation is made by Randall Corporation or its agents or employees as to the legal sufficiency, legal effects, or tax consequences of this lease.

By: /s/ Matthew D. Randall                   By /s/ Laurence Russ
    -------------------------                   --------------------------------
Its: Vice-President                          Its: President & CEO
     ------------------------                     ------------------------------

            LANDLORD                                         TENANT


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

INDIVIDUAL

STATE OF__________________

COUNTY OF ________________

      On this ____________ day of ______________________ 19___, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ___________________________________________________________ and
_________________________________________________________________ to me
personally known to be the identical persons named in and who executed the within and foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.


                                  ______________________________________________
                                  Notary Public in and for said County and State

CORPORATION

STATE OF _______________

COUNTY OF_______________

      On this ____________day of ____________________ A.D. 19___, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________________________________________ and
_____________________________________________________, to me personally known, who being by me duly sworn, did say that they are the ________________________________________ and ___________________________________
respectively, of said corporation executing the within and foregoing instrument, that (no seal has been procured by the said) corporation; that said instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors: and that the said _____________________________________ and
_________________________________ as such officers acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.


                                  ______________________________________________
                                  Notary Public in and for said County and State

PARTNER

STATE OF _______________

COUNTY OF ______________

      On this ___________day of ______________________, A.D. 19___, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ________________________________________________ and
________________________________________________. to me personally known, who being by me duly sworn, did say that he is (they are) member(s) of the Partnership ______________________________________________, executing the within and foregoing Instrument and acknowledged that (he) (they) executed the same as the voluntary act and deed of said co-partner(s) by (him) (them) and by said partnership voluntarily executed.

                                  ______________________________________________
                                  Notary Public in and for said County and State


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

                                  EXHIBIT "A"

Premises Location and Dimensions

                              [FLOOR PLAN OMITTED]


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

                                   EXHIBIT "B"

                         COMMERCIAL RULES & REGULATIONS

      NOTE: These rules become part of your Commercial Property Lease in accordance with Paragraph No. 8 of the lease.

      It is our intention and purpose to operate Randall Corporation Properties as outstanding commercial property in this area. Randall Corporation will strive to render prompt, efficient service and will maintain this property in a manner commensurate with your needs. Any expense incurred by the Management as a result of violation of these rules will, insofar as feasible, be assessed against the Tenant responsible.

1. EMERGENCY TELEPHONE NUMBERS: (AN EMERGENCY IS DEFINED AS A SITUATION THAT INVOLVES PROPERTY OR LIFE THREATENING CIRCUMSTANCES)

          Fire, Police        911

          Ambulance           911

          Randall Corporation 515-233-2580 Follow instructions to leave message.

      (Should it be necessary to call for Fire, Rescue, or Police, please advise Randall Corporation immediately.)

2. INFORMATION AND SERVICE WORK:

      Randall Corporation 515-233-2580(8:00 a.m. - 5:00 p.m. Monday Friday). Please leave a message with voice mail if the telephones are unattended.

3. ABSENCES:

      Tenant shall notify Landlord of any extended absence (more than 3 days) not later than the first day of the extended absence.

4. GARBAGE CONTAINERS:

      Please keep the premises clean by using the garbage cans or dumpster at each building. It is imperative that all trash be wrapped or put in bags and placed in the refuse containers and the cover firmly affixed. Trash must not be left in the parking or common areas at any time.

5. IMPROVEMENTS BY TENANT:

      Please have all unit improvements done by Tenants approved in writing by Management. This includes any remodeling, structural changes, or mechanical modifications.

6. PEST CONTROL SERVICE:

      Pest control services are the responsibility of the Tenant.

7. PARKING:

      Depending on property location, assigned or open parking may exist. Other cars are to be parked on the street or check with the office for additional parking spaces for rent. Should an unauthorized car park in your space, you may call the Ames Police Department (239- 5133) to ticket the vehicle, then make arrangements to have the vehicle towed with a private towing company. Vehicles must be headed into the curb and parked within the marked lines. "No Parking" areas must be observed. Trucks, trailers, or buses may be parked only with the written permission of the Management. Any unregistered or illegally parked vehicles will be towed away at the owner's expense. Damaged, wrecked, or otherwise abandoned cars or vehicles are not allowed to remain on the premise. Restricting of employee parking may be assigned to a limited, designated area or areas.

8. COMMON AREAS:


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

      In line with a continuing program of beautification and landscaping of the property, cooperation in keeping lawns free of litter, parked bicycles, and other equipment is requested.

9. SIGNS

      Landlord will supply Tenant with signage as desired by Tenant, and as allowed by Landlord. Tenant to provide Landlord with logo to be displayed above main entrance and Landlord will cover all associated costs for external signage.

10. DISPLAYS:

      The Tenant may not display or sell merchandise within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or in or about the premises any advertising media which may be heard or seen outside the premises such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

11. GLASS, SCREENS, WINDOWS, DOORS:

      Tenant will be responsible to repair all broken glass windows, screens, or doors. Tenant accepts responsibility to repair all above items regardless of cause of damages.

12. ROOFS:

      Only authorized personnel are allowed on the roof. Placing antennas or other equipment on the roof is by written permission by Landlord only.

13. INSURANCE:

      Management insures the building only and takes no responsibility for personal property or liability of the Tenants. Tenants must secure a policy to cover personal liability, fire, and Theft loss incurred by Tenant.

14. SMOKE-FREE ENVIRONMENT:

      Randall Corporation has a standard policy of maintaining a smoke-free environment in our facilities.

15. SECURITY DEPOSIT RETURN:

      All security deposits will be mailed out 30 days after the end of the lease period. Please do not expect the return of your security deposit at any time other than 30 days after lease termination or that the security deposit may be substituted in lieu of rent. Please leave a forwarding address with the Randall Corporation office for the return of your security deposit.


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

                                  EXHIBIT "C"

                      [Deleted Text in Original Document]

                                   EXHIBIT "D"

                                   Finish Out

                        Landlord/Tenant Responsibilities

                                    Landlord

--------------------------------------------------------------------------------
In exchange for payment, Landlord will supply Tenant with "turn-key" office/lab space consisting of generally: 1,500 Square feet of lab/research space suitable for scientific research, including cabinetry and casework, non-porous countertops, plumbing for water, gas, vacuum, and other gasses as required, and additional power for equipment; approximately 3,250 square feet of general office/storage for normal business use: including private offices, data and electrical wiring, and any other item normally considered permanent in office finish out; and approximately 1,250 square feet of manufacturing for assembly of small scientific equipment. Tenant will pay Landlord the amount of $350,000, $100,000 to be drawn down during the month of December and the remaining $250,000 to be drawn at the time of move-in. An additional $30,000 to cover any and all unexpected items by Landlord shall be either paid at the time of move in, or amortized over the term of the lease.
--------------------------------------------------------------------------------

                                     Tenant

--------------------------------------------------------------------------------
Tenant will be responsible for any and all equipment, furniture, furnishings, scientific equipment normally associated with scientific lab space. Landlord will supply one refrigerator in break room, but Tenant will be responsible for all other refrigeration equipment. Tenant will be responsible for any telephone equipment, switchgear for data, and security systems if so desired. As a part of the Lease, Landlord agrees to supply Tenant with access to Landlord's high speed internet network distributed throughout the Aspen Business Park. This access will be dropped into Tenant's data room, where they then will be responsible for any hardware or additional equipment.
--------------------------------------------------------------------------------


   (515) 233-2580 Fax (515) 233-2584 www.randallcorp.com info@randallcorp.com

                               AMENDMENT NUMBER 1
                                       to
                                COMMERCIAL LEASE

This LEASE AMENDMENT NUMBER 1 ("Amendment") dated January 2, 2007, amends the lease between Randall Corporation, as Landlord, and BioForce Nanosciences, Inc, as Tenant, dated November 19, 2004 ("Lease").

1. All terms of the Lease shall continue in full force and effect except as expressly modified in this Amendment. All terms of the Lease shall apply to this Amendment, except in the event and to the extent they are expressly modified herein, in which case the terms of this Amendment shall control. All capitalized terms used in the Amendment not otherwise defined shall have the same meaning as in the Lease.

2. Landlord hereby leases to Tenant and Tenant leases from Landlord that certain additional space ("Additional Premises"), having dimensions of approximately 50 feet in width, 40 feet in depth, and approximately 2,000 square feet total at 1606 Golden Aspen Drive, Suite 103A, Ames, IA 50010. The location and dimensions of the Additional Premises are delineated on Exhibit "A".

3. The lease for the Additional Premises shall begin February 15, 2007 and end January 31, 2008, with a monthly rent of $2,200, and no security deposit. Included in this monthly rent by Landlord is:

      - Landlord shall leave in place in the Additional Premises its existing shelving system for Tenant to use.
      -     Landlord to install bathroom stool, lavatory and mirror.
      - Landlord to install new entry system consisting of aluminum frame and glass system similar to others on building, special request of two 36" doors to provide 72" opening ability.

4. Additional work as requested by Tenant, and to be paid by Tenant to Landlord in lump sum at commencement of Lease includes, but is not limited to:

Initial Approval                        Quantity  Measure  Unit Cost      Total
-------------------------------------------------------------------------------
72" Interior Door, Finished                    1  ea            $550       $550
-------------------------------------------------------------------------------
220V Electrical                                2  ea            $200       $400
-------------------------------------------------------------------------------
Water line, drain, and exhaust fan             1  ea            $300       $300
-------------------------------------------------------------------------------
                                                           Total         $1,250

5. Landlord shall provide it's Finish Out responsibilities listed on Exhibit "B". Additional work as requested by Tenant shall only be completed if approved and paid for by Tenant. As a portion of the Additional Premises are currently occupied by Tenant under a lease agreement dated October 12, 2006 ("Existing 103A Lease"), the parties agree to cooperate in the scheduling of the Finish Out so as to minimize an impact to Tenant's ongoing business. Landlord shall complete the Finish Out in such time and manner so the Tenant to take full occupancy of the Additional Premises under this Amendment at the latest March 1, 2007.

6. This Amendment shall be binding upon and insure to the benefit of the parties hereto and their respective successors, heirs and assigns.

7. Landlord and Tenant warrant and represent that the person(s) signing this Amendment has the full and proper authority to do so and has been empowered to make and execute this Amendment in the name of such party.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed on the day and year first written above.

LANDLORD                                      TENANT
Randall Corporation                           BioForce Nanosciences, Inc.

By: /s/ Matthew D. Randall                    By: /s/ Kerry Frey
    -----------------------------                 ------------------------------
Name: Matthew D. Randall                      Name: Kerry Frey
Title: Vice-President                         Title: COO

                                   Exhibit A

                              [FLOOR PLAN OMITTED]

Exhibit B. Finish Out List

As part of this Lease, Landlord is responsible for the installation of the following items:

      1.    Replace overhead entry door with 72" doublewide entry door.
      2.    Install bathroom stool, lavatory and mirror.
      3.    Leave commercial shelving in place for Tenant's use.

Available to Tenant as part of this lease, at additional cost as listed in Lease
Amendment:

Initial Approval                        Quantity  Measure    Unit Cost     Total
--------------------------------------------------------------------------------
72' Interior Door, Finished                    1  ea              $550      $550
--------------------------------------------------------------------------------
220V Electrical                                2  ea              $200      $400
--------------------------------------------------------------------------------
Water line, drain, and exhaust fan             1  ea              $300      $300
--------------------------------------------------------------------------------
                                                             Total        $1,250


                                       3